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                                                                    Exhibit 10.4


                       AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT


         Amendment No. 2 dated as of August 11, 1997 ("Amendment No. 2") by and between DONNA KARAN INTERNATIONAL INC. a Delaware corporation, having an office at 550 Seventh Avenue, New York, New York 10018 (the "Company") and STEPHAN WEISS (the "Executive") to Employment Agreement (the "Agreement") dated as of the 3rd day of July, 1996, as amended on July 25, 1997, by and between, the Company and the Executive.

                                W I T N E S S E T H :
                                - - - - - - - - - -

         WHEREAS, the Company and the Executive have amended the Agreement on July 25, 1997 ("Amendment No. 1"); and

         WHEREAS, Stephan Weiss deems it in the best interests of the Company to further amend the Agreement to voluntarily forego his compensation to be received from the Company, on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, it is hereby agreed as follows:

         1. So long as, but only so long as, John D. Idol, serves as Chief Executive Officer of the Company, the following amendments to the Agreement are hereby adopted:

         a. AMENDMENT OF SECTION 6. Section 6 of the Agreement is hereby amended and restated in its entirety as follows:

         "6. COMPENSATION. In consideration for the services to be rendered by Executive for any capacity for which he is employed hereunder, Executive agrees that he will receive no compensation for such services, and the Company agrees to include Executive in the Company's employee benefit and stock option plans, if any, upon terms commensurate with and


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    in a manner consistent with Executive's position in the Company and the terms of such plans, except that Executive shall not participate in the Company's 1996 Stock Incentive Plan or the 1996 Non-Employee Director Stock Option Plan (but shall be eligible to participate in any subsequent Plans)."

         2. SEPARABILITY. In the event that any provision or any portion of any provision of this Amendment No. 2 shall be held to be void or unenforceable, the remaining provisions of this Amendment No. 2 (and the balance of any provisions held void or unenforceable in part only) shall continue in full force and effect.

         3. ASSIGNMENT. This Amendment No. 2 may not be assigned by Executive, but may be assigned by the Company to any successor in interest in a transaction not constituting a "change of control" as set forth in paragraph 9(b)(v) of the Agreement. This Amendment No. 2 shall inure to the benefit of, and shall be binding upon the Company, its permitted successors and assigns, and Executive, his legal representatives, executors and administrators.

         4. ENTIRE AGREEMENT. This Amendment No. 2, together with the Agreement and Amendment No. 1 thereto, contains the full and complete understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.



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         5.   GOVERNING LAW.  This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law provisions thereof.

         6. WAIVER; AMENDMENTS AND CONSENTS. No waiver by either party of any breach of any provision of this Amendment No. 2 shall be deemed a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained. Any amendment to this Amendment No. 2, and any consent or waiver by a party hereto to any provision of this Amendment No. 2, shall be in writing and delivered to both parties to this Amendment No. 2.

         7. NOTICES. Except as otherwise specifically provided herein, any notice or other communication given hereunder shall be deemed sufficient if delivered personally or sent by registered or certified mail, return receipt requested, as follows:

         If to the Company:

              Donna Karan International Inc.
              550 Seventh Avenue
              New York, New York 10018

              Attention: President

         If to Executive:

              Mr. Stephan Weiss
              550 Seventh Avenue
              New York, New York 10018




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    The foregoing addresses may be changed by notice given in the manner set forth in this paragraph 8.

         8. THE AGREEMENT. Except as expressly set forth herein, all other provisions of the Agreement and Amendment No. 1 thereto shall remain in full force and effect.





























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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment
No. 2 as of the day and year first above written.


                                  DONNA KARAN INTERNATIONAL INC.



                                  By:
                                     --------------------------------
                                     Name:
                                     Title:



                                  -----------------------------------
                                       STEPHAN WEISS



















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